SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2007

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1370 Dell Ave., Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

For a discussion of an amendment Focus Enhancements, Inc. (the “Company”) entered into in connection with its Loan and Security Agreement, see item 2.03 below, which discussion is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On March 19, 2007, the Company entered into a Sixth Amendment to Loan and Security Agreement (“Sixth Amendment”) with Venture Banking Group, a division of Greater Bay Bank N.A. (“Bank”). In connection with this Sixth Amendment, the Company’s $4.0 million account receivable based line of credit and $2.5 million term loan, previously maturing on March 23, 2007, were extended to February 23, 2008. In connection with this extension, the Company issued a warrant to the Bank to purchase 48,148 shares of the Company’s common stock at $1.35 per share. Copies of the warrant, Sixth Amendment and Registration Rights Agreement are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

In addition, Mr. Carl Berg, a member of the Company’s board of directors, agreed to continue to personally guarantee both the $4.0 million account receivable based line of credit and the $2.5 million term loan to the Bank. In connection with Mr. Berg’s continued extension of his personal guarantee, the Company agreed to continue Mr. Berg’s priority interest in the Company’s assets, except for the Company’s accounts receivable, which Mr. Berg has subordinated to the Bank, and to issue to Mr. Berg a warrant to purchase 48,148 shares of common stock at an exercise price of $1.35 per share. Copies of the warrant, Registration Rights Agreement, and Intercreditor Agreement are attached hereto as Exhibits 4.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As described above, on March 19, 2007, the Company issued a warrant to purchase 48,148 shares of the Company’s common stock to the Bank and a warrant to purchase 48,148 shares of the Company’s common stock to Mr. Carl Berg.  Both warrants were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder based on certain representations and warranties made to the Company.  Both warrants are immediately exercisable and expire on March 19, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit #	Description

4.1	Warrant to Greater Bay Bank dated March 19, 2007

4.2	Warrant to Carl Berg dated March 19, 2007

10.1	Sixth Amendment to Loan and Security Agreement between Venture Banking Group, a division of Greater Bay Bank N.A. and Focus Enhancements Inc., dated March 19, 2007.

10.2	Registration Rights Agreement between Venture Banking Group, a division of Greater Bay Bank N.A. and Focus Enhancements Inc., dated March 19, 2007.

10.3	Registration Rights Agreement between Carl Berg and Focus Enhancements Inc., dated March 19, 2007.

10.4	Affirmation of Guaranty and Intercreditor Agreement between Venture Banking Group, a division of Greater Bay Bank N.A., Focus Enhancements Inc. and Carl Berg.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: March 22, 2007	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	EVP of Finance and CFO